GLOBAL OPPORTUNITIES BOND FUND

                       Supplement to the Prospectus dated
                                 August 1, 2007



The footnote to the "Shareholder Fees" table on page 7 in the Prospectus is replaced in its entirety with the following:



* Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the fund's manager or distributor. This fee will be waived for certain approved mutual fund asset allocation programs ("wrap programs").



The first paragraph in the section "Shareholder Eligibility" on page 11 of the Prospectus is replaced in its entirety with the following:



The fund generally will accept a new account application to establish an account only if the beneficial owner has a U.S. address or is a U.S. citizen with a foreign address. Existing non-U.S. investors in the fund will not be permitted to establish new accounts to purchase fund shares, but will continue to be able to purchase shares in the fund through their existing accounts. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.





The first paragraph under the heading "Redemption Fee:" in the section "How to Redeem Your Shares" on page 16 of the Prospectus is replaced in its entirety with the following:



This fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the fund's investment planning and create additional transaction and other costs. For this reason, the fund imposes a 2% redemption fee on all redemptions, including exchanges, of fund shares redeemed or exchanged within 60 days of the date of their purchase. The fee is deducted from your redemption proceeds. For example, if you request redemptions of $100 of shares subject to a redemption fee, you will receive $98


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($100 redemption proceeds minus $2 redemption fee). The redemption fee will be paid directly to the fund to help offset the costs imposed on it by short-term trading. This fee will be waived for certain wrap programs.



The paragraph in the section "Portfolio Holdings Disclosure Policy" on page 23 of the Prospectus is replaced in its entirety with the following:



A description of the fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the fund's Statement of Additional Information. The fund's complete portfolio holdings are available at http://investorservices.leggmason.com/pub/pageserv/bwgobf on a quarterly basis approximately 25 calendar days following the quarter-end, and partial information concerning the fund's portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately 11 business days following each quarter-end. Such information will remain available until the next quarter's holdings are posted.






 This supplement should be retained with your Prospectus for future reference.

                   This supplement is dated November 26, 2007.











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